As filed with the Securities and Exchange Commission on August 9, 2011	Registration No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-8
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Procera Networks, Inc.
(Exact name of registrant as specified in its charter)

Nevada	33-0974674
(State of Incorporation)	(I.R.S. Employer Identification No.)

4121 Clipper Court
Fremont, California 94538

(Address of principal executive offices)

2007 Equity Incentive Plan

(Full title of the plans)

James F. Brear
President and Chief Executive Officer
Procera Networks, Inc.
4121 Clipper Court
Fremont, California 94538
(510) 230-2777

(Name, address and telephone number, including area code, of agent for service)

Copies to:
Eric C. Jensen
Michael E. Tenta
Cooley llp
3175 Hanover Street
Palo Alto, CA 94304
Phone: (650) 843-5000

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☑	Non-accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Share (2)	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	400,000	$8.57	$3,428,000.00	$397.99

(1)
Pursuant to Rule 416(a) of the Securities Act of 1933, as amended (the “Securities Act”), this Registration Statement shall also cover any additional shares of Registrant’s Common Stock that become issuable under the 2007 Equity Incentive Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without receipt of consideration that increases the number of outstanding shares of Registrant’s Common Stock.

(2)
Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) of the Securities Act.  The offering price per share and aggregate offering price are based upon the average of the high and low prices for the Registrant’s Common Stock as reported on NYSE Amex Equities on August 8, 2011.

EXPLANATORY NOTE

Procera Networks, Inc. has filed this registration statement on Form S-8 to register under the Securities Act of 1933, as amended, the offer and sale of an additional 400,000 shares of common stock, par value $0.001 per share, pursuant to the Procera Networks, Inc. 2007 Equity Incentive Plan (the “2007 Plan”).

INCORPORATION BY REFERENCE OF CONTENTS OF
REGISTRATION STATEMENTS ON FORM S-8

The contents of the earlier registration statement relating to the 2007 Plan (File No. 333-165464, previously filed with the Securities and Exchange Commission on March 15, 2010) are hereby incorporated by reference in this registration statement, except as otherwise set forth herein.

EXHIBITS

Exhibit Number

3.1	Articles of Incorporation filed on July 11, 2001, filed as Exhibit 3.1 to our registration statement on Form SB-2 filed on February 11, 2002 and incorporated herein by reference.

3.2	Certificate of Amendment to Articles of Incorporation filed on October 13, 2005, filed as Exhibit 99.1 to our current report on Form 8-K filed on October 13, 2005 and incorporated herein by reference.

3.3	Certificate of Amendment to Articles of Incorporation filed on April 28, 2008, filed as Exhibit 3.3 to our quarterly report on Form 10-Q filed on May 12, 2008 and incorporated herein by reference.

3.4	Certificate of Amendment to Articles of Incorporation filed on February 1, 2011, filed as Exhibit 3.1 to our current report on Form 8-K filed on February 4, 2011 and incorporated herein by reference.

3.5	Amended and Restated Bylaws adopted on August 4, 2010, filed as Exhibit 3.4 to our quarterly report on Form 10-Q filed on August 9, 2010 and incorporated herein by reference.

4.1	Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5.

4.2	Form of Common Stock Certificate, filed as Exhibit 4.1 to our current report on Form 8-K filed on February 4, 2011 and incorporated herein by reference.

5.1	Opinion of McDonald Carano Wilson LLP.

23.1	Consent of PMB Helin Donovan LLP, Independent Registered Public Accounting Firm.

23.2	Consent of McDonald Carano Wilson LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature page.

99.1	2007 Equity Incentive Plan, filed as Exhibit 10.1 to our current report on Form 8-K filed on June 17, 2011 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fremont, State of California, on August 4, 2011.

Procera Networks, Inc.

By:	/s/ James F. Brear
James F. Brear

Title: President and Chief Executive Officer

POWER OF ATTORNEY

Know All Persons By These Presents, that each person whose signature appears below constitutes and appoints James F. Brear and Charles Constanti, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ James F. Brear	President, Chief Executive officer and	August 4, 2011
James F. Brear	Director (Principal Executive Officer)

/s/ Charles Constanti	Vice President and Chief Financial Officer	August 4, 2011
Charles Constanti	(Principal Financial and Accounting Officer)

/s/ Staffan Hillberg	Director	August 4, 2011
Staffan Hillberg

/s/ Mary Losty	Director	August 4, 2011
Mary Losty

/s/ Scott McClendon	Director	August 4, 2011
Scott McClendon

/s/ Mark Pugerude	Director	August 4, 2011
Mark Pugerude

/s/ Thomas Saponas	Director	August 4, 2011
Thomas Saponas

/s/ William Slavin	Director	August 4, 2011
William Slavin

/s/ Paul Stich	Director	August 4, 2011
Paul Stich

EXHIBIT INDEX

Exhibit Number

3.1	Articles of Incorporation filed on July 11, 2001, filed as Exhibit 3.1 to our registration statement on Form SB-2 filed on February 11, 2002 and incorporated herein by reference.

3.2	Certificate of Amendment to Articles of Incorporation filed on October 13, 2005, filed as Exhibit 99.1 to our current report on Form 8-K filed on October 13, 2005 and incorporated herein by reference.

3.3	Certificate of Amendment to Articles of Incorporation filed on April 28, 2008, filed as Exhibit 3.3 to our quarterly report on Form 10-Q filed on May 12, 2008 and incorporated herein by reference.

3.4	Certificate of Amendment to Articles of Incorporation filed on February 1, 2011, filed as Exhibit 3.1 to our current report on Form 8-K filed on February 4, 2011 and incorporated herein by reference.

3.5	Amended and Restated Bylaws adopted on August 4, 2010, filed as Exhibit 3.4 to our quarterly report on Form 10-Q filed on August 9, 2010 and incorporated herein by reference.

4.1	Reference is made to Exhibits 3.1, 3.2, 3.3, 3.4 and 3.5.

4.2	Form of Common Stock Certificate, filed as Exhibit 4.1 to our current report on Form 8-K filed on February 4, 2011 and incorporated herein by reference.

5.1	Opinion of McDonald Carano Wilson LLP.

23.1	Consent of PMB Helin Donovan LLP, Independent Registered Public Accounting Firm.

23.2	Consent of McDonald Carano Wilson LLP is contained in Exhibit 5.1 to this Registration Statement.

24.1	Power of Attorney is contained on the signature page.

99.1	2007 Equity Incentive Plan, filed as Exhibit 10.1 to our current report on Form 8-K filed on June 17, 2011 and incorporated herein by reference.